                                                                     EXHIBIT 3.1

                              CONSENT OF TORYS LLP

         We hereby consent to the reference to our firm in the Rights Offering Prospectus included in this Registration Statement on Form F-7, to be filed with the United States Securities and Exchange Commission, under the caption "Legal Matters."


                                                      /s/  Torys LLP
                                                  ---------------------------
                                                           Torys LLP

July 25, 2005
New York, New York